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                                                                    EXHIBIT 32.1

 CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 1350

In connection with the Quarterly Report of Suite101.com, Inc. (the Company) on Form 10-QSB for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Mitchell G. Blumberg, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mitchell G. Blumberg
------------------------


Mitchell G. Blumberg
President and Chief Executive Officer
August 14, 2003



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